SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2008

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

201 Spear Street, 3rd Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 30, 2008, Medivation, Inc. issued a press release entitled “Medivation Presents Positive New Data on Dimebon’s Long-Term Efficacy and Novel Mechanism of Action at the International Conference on Alzheimer’s Disease.” A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated July 30, 2008, entitled “Medivation Presents Positive New Data on Dimebon’s Long-Term Efficacy and Novel Mechanism of Action at the International Conference on Alzheimer’s Disease.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: July 30, 2008	By:	/s/ C. Patrick Machado
C. Patrick Machado
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

99.1	Press release, dated July 30, 2008, entitled “Medivation Presents Positive New Data on Dimebon’s Long-Term Efficacy and Novel Mechanism of Action at the International Conference on Alzheimer’s Disease.”